ARTHUR ANDERSEN


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independant public accountants, we hereby consent to the incorporation of our report included in this Form 8-Ka, into the Company's previously filed Registration Statements on Forms S-3 and Forms S-8 (File Numbers 333-09917, 333-10117, 333-09911 and 333-09909).


                                                             ARTHUR ANDERSEN LLP


Phoenix, Arizona,
  September 4, 1997.

                                   F-24